Exhibit 10.7

同意函

Letter of Consent

本人，施海银（身份证号码： 533525198702010682），为 华路纲（身份证号码： 32040219721123081X）之合法配偶。本人在此无条件并不可撤销地同意___华路纲于2019年7月17日签署下列文件（下称“交易文件”），并同意按照以下文件的约定处置华路纲持有、并登记在其名下的无锡王道科技有限公司（“公司”）的股权：

I, Shi Haiyin (ID Number: 533525198702010682), is the lawful spouse of Hua Lugang (ID Number: 32040219721123081X). I hereby unconditionally and irrevocably agree that Hua Lugang signed the following documents (hereinafter referred to as “Transaction Documents”) on July 17, 2019 and consent to dispose of the shares of Wuxi Kingway Technology Limited (“Domestic Enterprise”) held by Hua Lugang and registered under his name in accordance with the provisions of following documents:

(1)	与能工网络科技（无锡）有限公司（下称“独资公司”）、公司及公司其他股东签署的《股权质押合同》；

The Equity Pledge Agreement signed by Skillful Craftsman Internet Technology (Wuxi) Limited (hereinafter referred to as “WFOE”), Company and other shareholders of Company;

(2)	与独资公司、公司及公司其他股东签署的《独家购买权合同》；及

The Exclusive Purchasing Right Agreement signed by WFOE, Company and other shareholders of Company;

(3)	与独资公司及公司其他股东签署的《授权委托协议》。

The Authorization Agreement signed by WFOE and other shareholders of Company.

本人确认本人对公司的股权不享有任何权益，且承诺不就公司的股权提出任何主张。本人进一步确认，高晓履行交易文件以及进一步修改或终止交易文件或签署其他文件代替交易文件，并不需要本人另行授权或同意。

I confirm that I do not have any interests in the equity of Company and promise not to make any claim on the equity of the Company. I further confirm that the performance of the Transaction Documents and further modification or termination of the Transaction Documents or the signature of other documents to replace the Transaction Documents by Hua Lugang does not require my authorization or consent.

本人承诺将签署一切必要的文件，并采取一切必要的行动，以确保（经不时修订的）交易文件得到适当履行。

I promise I will sign all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly performed.

本人同意并承诺，如本人由于任何原因获得公司的任何股权，则本人应受（经不时修订的）交易文件的约束，并遵守作为公司的股东在（经不时修订的）交易文件下的义务，且为此目的，一旦独资公司提出要求，本人应签署格式和内容基本与（经不时修订的）的交易文件相同的一系列书面文件。

I agree and promise that if I acquire any equity interests in the Company for any reason, I shall be bound by the Transaction Documents (as amended from time to time) and abide by the obligations of the shareholders of the Company under the Transaction Documents (as amended from time to time). For this purpose, once upon the requests of the WFOE, I shall sign a series of written documents with the same format and contents as the Transaction Documents (as amended from time to time).

/s/ Shi Haiyin
(Signature)

姓名：施海银
Name: Shi Haiyin

日期： 2019年7月17日
Date：July 17, 2019